SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                January 28, 2003
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                                 Date of Report

                            NORTHWESTERN CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                   DELAWARE
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                 (State or other jurisdiction of incorporation)

             0-692                                     46-0172280
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     (Commission File No.)                (IRS Employer Identification Number)

                      125 South Dakota Avenue, Suite 1100
                        Sioux Falls, South Dakota  57104
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                    (Address of Principal Executive Offices)

                                  (605) 978-2908
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              (Registrant's Telephone Number, Including Area Code)



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Item 5.   OTHER EVENTS
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     On January 27, 2003, NorthWestern Corporation (the "Company") issued a press release announcing that the Company had received regulatory approval from the Montana Public Service Commission in connection with the issuance of First Mortgage Bonds to secure its obligations under its new $390 million senior secured term loan credit facility with Credit Suisse First Boston. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.






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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS
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(c)  Exhibits
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Exhibit
Number                            Description
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99.1       Press Release of NorthWestern Corporation, dated January 27, 2003








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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  January 28, 2003

                                       NORTHWESTERN CORPORATION


                                       By: /s/ Kipp D. Orme
                                          ------------------------------------
                                          Kipp D. Orme
                                          Vice President and Chief Financial
                                          Officer


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                                 EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

99.1       Press Release of NorthWestern Corporation, dated January 27, 2003








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